PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated November 3, 2020
To
Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about updates to information in the Prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call the Prudential Annuity Service Center at 1-888-PRU-2888.

CLOSURE OF DEFINED INCOME BENEFIT

Effective December 31, 2020, Defined Income Benefit will not be available for new sales or new elections. This also means that if you currently have Defined Income Benefit and elect to terminate it, you will not be permitted to re-elect Defined Income Benefit.

Please note that this closure will supersede the 60 day funding requirement described in the Rate Sheet, as new annuities must be funded by December 31, 2020.

Except as described in this supplement, this change will not impact such optional living benefits that are currently in-force.

LIMITATION ON ADDITIONAL PURCHASE PAYMENTS

If you have elected Defined Income Benefit, except as noted below, effective December 31, 2020, we will not allow additional Purchase Payments more than 90 days following the date you elected Defined Income Benefit.

Please note that while we are implementing this limitation at this time, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis and in accordance with any state laws. When making additional Purchase Payments, you should consider the fact that we may further suspend, reject or limit additional Purchase Payments at some point in the future. If we decide to change this limitation in the future, we will provide you with written notice.

This change has no effect on amounts that are already invested in your Annuity or on your benefits thereunder.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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